Goodwill and other intangible assets	12 Months Ended
Mar. 31, 2021
Goodwill and other intangible assets
12
. Goodwill and other intangible assets
Goodwill arising from a business combination is tested at least on an annual basis for impairment. There were no changes in the carrying amount of goodwill of Rs. 74,937.9 million (US$ 1,024.6 million) for the fiscal year ended March 31, 2020 and the year ended March 31, 2021. The entire amount of goodwill was allocated to the retail business.
The net carrying amount, in total and by class of intangible assets as of March 31, 2020 and March 31, 2021 was nil. The aggregate amortization charged for the years ended March 31, 2019, March 31, 2020 and March 31, 2021 was Rs. 1.0 million, nil and nil, respectively
.